
                               As filed with the Securities and Exchange Commission on November 13, 2006

                                                                                                        Registration No. 333-76029

==================================================================================================================================

                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                            _______________

                                                    Post-Effective Amendment No. 1
                                                                  to
                                                               Form S-3
                                                        REGISTRATION STATEMENT
                                                                 UNDER
                                                      THE SECURITIES ACT OF 1933
                                                            _______________

                                                           YOUBET.COM, INC.
                                        (Exact name of registrant as specified in its charter)


                  Delaware                                                                       95-4627253
         (State of other jurisdiction of                                                      (I.R.S. Employer
         incorporation or organization                                                         Identification
                                                                                                   Number)



                                                        5901 De Soto Avenue
                                                     Woodland Hills, CA  91367
                                                           (818) 668-2100
                                             (Address, including zip code, and telephone
                                                  number, including area code, of
                                            registrant's principal executive offices)

                                                        Scott Solomon, Esq.
                                                          General Counsel
                                                          Youbet.com, Inc.
                                                        5901 De Soto Avenue
                                                      Woodland Hills, CA  91367
                                                           (818) 668-2100
                                              (Name, address, including zip code, and
                                             telephone number, including area code, of
                                                   registrant's agent for service)
                                                            _______________

                                            Please address copies of all communications to:

                                                           Thomas D. Twedt
                                                           Dow Lohnes PLLC
                                                    1200 New Hampshire Avenue, N.W.
                                                        Washington, D.C. 20036
                                                              (202) 776-2000


                              Approximate date of commencement of proposed sale to the public: Not applicable.

                                                         ___________________________

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: _____


If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ____


If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ____


If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ____


If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ____


If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(d) under the Securities Act, check the following box: ____



                                                     Deregistration of Securities

    On April 4, 1999, Youbet.com, Inc., a Delaware corporation ("Youbet"), filed a Registration Statement (No. 333-76029) for the purpose of registering an aggregate of 654,275 shares of its common stock, par value $0.001 per share (the "Common Stock"), that were issuable upon the exercise of certain warrants to purchase shares of Common Stock (the "Warrants") and 3,517,857 shares of Common Stock offered for sale by Youbet.  On June 15, 1999, the Securities and Exchange Commission declared that registration statement effective.

    Youbet is filing this Post-Effective Amendment No. 1 to deregister, as of the date hereof, all unsold shares of Common Stock that were registered pursuant to Registration Statement No. 333-76029.


                                                              SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, Youbet.com, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodland Hills, State of California, on November 9, 2006.


                                                                          YOUBET.COM, INC.

                                                                       By: /s/ Charles F. Champion
                                                                           --------------------------------------
                                                                           Charles F. Champion
                                                                           President, Chief Executive Officer and
                                                                           Chairman of the Board of Directors


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                                   Title                                              Date

/s/ Charles F. Champion                     President, Chief Executive Officer and                       November 9, 2006
-------------------------                    Chairman of the Board of Directors
Charles F. Champion                            (Principal Executive Officer)


/s/ Gary W. Sproule                                Chief Financial Officer                               November 9, 2006
-------------------------                      (Principal Financial Officer)
Gary W. Sproule


/s/ Jae C. Yu                                      Corporate Controller                                  November 9, 2006
-------------------------                     (Principal Accounting Officer)
Jae C. Yu


/s/ David M. Marshall                      Vice Chairman of the Board of Directors                       November 9, 2006
-------------------------
David M. Marshall


/s/ Gary Adelson                                         Director                                        November 9, 2006
-------------------------
Gary Adelson


/s/ Joseph Barletta                                      Director                                        November, 2006
-------------------------
Joseph Barletta


/s/ R. Douglas Donn                                      Director                                        November 9, 2006
-------------------------
R. Douglas Donn


/s/ James Edgar                                          Director                                        November 9, 2006
-------------------------
James Edgar


/s/ Steven C. Good                                       Director                                        November 9, 2006
-------------------------
Steven C. Good


/s/ F. Jack Liebau
-------------------------                                Director                                        November 9, 2006
F. Jack Liebau
